SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                -----------------
                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):

                                October 21, 1995


                             Lasergate Systems, Inc.
                            ------------------------
               (Exact Name of Registrant as Specified in Charter)



        Florida                        0-15873                 59-2543206
----------------------------          ---------              ----------------
(State or Other Jurisdiction          (Commission            (I.R.S. Employer
      of Incorporation)                 File No.)            Identification No.)



28050 U.S. 19 North, Corporate Square, Suite 502, Clearwater, Florida      34621
---------------------------------------------------------------------      -----
          (Address of Principal Executive Offices)                    (Zip Code)



Registrant's telephone number, including area code      (813) 725-0882
                                                      --------------------


                                 Not Applicable
                    -----------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.  OTHER EVENTS.

                  This report is filed pursuant to a request by The NASDAQ Stock Market, Inc. for the Registrant to demonstrate that it currently meets the capital and surplus requirements of the NASDAQ Small Cap Market ("NASDAQ"). Included in Exhibit 99.1 herein is an unaudited pro forma balance sheet evidencing compliance with necessary criteria for continued inclusion on NASDAQ. The Registrant has prepared such balance sheet reflecting the October 1995 private placement of 208,600 shares of non-transferable convertible Series D Preferred Stock, as if such placement was effective at September 30, 1995.


Item 7.  FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS

         (c) Exhibits:

             99.1 Unaudited Condensed Pro Forma Consolidated Balance Sheet as of September 30, 1995.

             99.2    Press Release issued October 27, 1995 by the Registrant.

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




                                   SIGNATURES
                                   ----------

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   LASERGATE SYSTEMS, INC.



Date: December 4, 1995             By: /s/ John P. Warnick
                                      ----------------------------
                                      John P. Warnick
                                      Chief Financial Officer




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



                                  EXHIBIT INDEX
                                  -------------

Exhibit Number           Description                                Page Number

99.1                 Unaudited Condensed Pro Forma Consolidated
                     Balance Sheet as of September 30, 1995.

99.2                 Press Release issued October 27, 1995
                     by the Registrant.



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